EXHIBIT 99.4

      Pro Forma Condensed Consolidated Financial Statements
                           (Unaudited)

     The following unaudited pro forma condensed consolidated balance sheet information combines the historical consolidated balance sheets of Meridian and United Counties Bancorporation ("UCB") as of March 31, 1995. The following unaudited pro forma condensed consolidated statements of income for the three-month periods ended March 31, 1995 and 1994 are provided as if the merger had occurred on January 1, 1995 and 1994, respectively. The following unaudited pro forma condensed consolidated statements of income for the years ended December 31, 1994, 1993 and 1992 are provided as if the merger had occurred on January 1, 1994, 1993 and 1992, respectively. The merger has been reflected as a pooling of interests. This information is provided for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have resulted had the merger occurred on such dates or of future results of operations or financial position.

     PRO FORMA COMBINED BALANCE SHEET
     AS OF MARCH 31, 1995
     (Dollars in Thousands)

                                                                                                   PRO FORMA
                                                                                                  MERIDIAN AND
                                                                                      UNITED         UNITED
                                                                      MERIDIAN       COUNTIES       COUNTIES
                                                                   -------------- -------------- --------------
     ASSETS
     Cash and Due from Banks.......................................     $644,320        $71,971       $716,291
     Short-Term Investments........................................      176,611         50,321        226,932
     Trading Account Assets........................................      299,555              -        299,555
     Investment Securities and Investment Securities
       Available for Sale..........................................    3,231,392      1,071,115      4,302,507
     Loans and Other Assets Held for Sale..........................       85,031              -         85,031
     Total Loans...................................................    9,906,538        377,348     10,283,886
     Allowance for Possible Loan Losses............................     (168,426)       (11,274)      (179,700)
     Other Assets..................................................      821,321         51,614        872,935
                                                                   -------------- -------------- --------------
     TOTAL ASSETS..................................................  $14,996,342     $1,611,095    $16,607,437
                                                                   ============== ============== ==============
     LIABILITIES
     Total Deposits................................................  $11,137,466     $1,319,847    $12,457,313
     Short-Term Borrowings.........................................    1,988,319         70,841      2,059,160
     Long-Term Debt and Other Borrowings...........................      361,200          5,764        366,964
     Other Liabilities.............................................      286,522         26,659        313,181
                                                                   -------------- -------------- --------------
     TOTAL LIABILITIES.............................................   13,773,507      1,423,111     15,196,618
                                                                   -------------- -------------- --------------
     Common Stock..................................................      291,585          2,524        345,192
     Surplus.......................................................      210,900         23,947        161,749
     Retained Earnings.............................................      792,497        181,583        974,080
     Net Unrealized Gains (Losses) on Securities...................         (689)         1,945          1,256
     Treasury Stock................................................      (15,679)       (22,015)       (15,679)
     Unallocated Shares Held by Employees Stock Ownership Plan
       (ESOP) Trust................................................      (55,779)             -        (55,779)
                                                                   -------------- -------------- --------------
     TOTAL SHAREHOLDERS' EQUITY....................................    1,222,835        187,984      1,410,819
                                                                   -------------- -------------- --------------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY....................  $14,996,342     $1,611,095    $16,607,437
                                                                   ============== ============== ==============

Note: Reclassifications have been made between Common Stock, Surplus and Treasury Stock to reflect the pooling-of-interest financial accounting treatment for the transaction.

     PRO FORMA COMBINED INCOME STATEMENT
     FOR THREE MONTHS ENDED MARCH 31, 1995
     (Dollars In Thousands, Except Per Share Data)

                                                                                                PRO FORMA
                                                                                              MERIDIAN AND
                                                                                   UNITED        UNITED
                                                                   MERIDIAN       COUNTIES      COUNTIES
                                                                 ------------   ------------  -------------
     Interest Income............................................    $273,735        $26,040       $299,775
     Interest Expense...........................................     123,258         10,055        133,313
                                                                 ------------   ------------  -------------
     Net Interest Income........................................     150,477         15,985        166,462
                                                                 ------------   ------------  -------------
     Provision for Possible Loan Losses.........................       8,021              -          8,021
     Non-Interest Income........................................      57,757         13,364         71,121
     Non-Interest Expenses......................................     140,404          9,217        149,621
                                                                 ------------   ------------  -------------
     Income Before Income Taxes.................................      59,809         20,132         79,941
     Provision for Income Taxes.................................      18,574          6,799         25,373
                                                                 ------------   ------------  -------------

     Net Income.................................................     $41,235        $13,333        $54,568
                                                                 ============   ============  =============


     PER COMMON SHARE
        Net Income
           Primary..............................................       $0.73          $6.21          $0.81
           Fully Diluted........................................       $0.73          $6.21          $0.81

     PRO FORMA COMBINED INCOME STATEMENT
     FOR THREE MONTHS ENDED MARCH 31, 1994
     (Dollars In Thousands, Except Per Share Data)

                                                                                                 PRO FORMA
                                                                                               MERIDIAN AND
                                                                                   UNITED         UNITED
                                                                   MERIDIAN       COUNTIES       COUNTIES
                                                                 ------------   ------------  ---------------
     Interest Income............................................    $221,985        $24,518         $246,503
     Interest Expense...........................................      75,057          7,893           82,950
                                                                 ------------   ------------  ---------------
     Net Interest Income........................................     146,928         16,625          163,553
                                                                 ------------   ------------  ---------------
     Provision for Possible Loan Losses.........................       8,825           (300)           8,525
     Non-Interest Income........................................      57,937          1,614           59,551
     Non-Interest Expenses......................................     136,868          9,882          146,750
                                                                 ------------   ------------  ---------------
     Income Before Income Taxes and Cumulative
        Effect of Change in Accounting Principle................      59,172          8,657           67,829
     Provision for Income Taxes.................................      18,633          2,919           21,552
                                                                 ------------   ------------  ---------------
     Income Before Cumulative Effect of Change in Accounting
        Principle...............................................      40,539          5,738           46,277

     Cumulative After-Tax Effect On Prior Years of Change
       in Method of Accounting for Postemployment Benefits......      (2,730)             -           (2,730)
                                                                 ------------   ------------  ---------------
     Net Income.................................................     $37,809         $5,738          $43,547
                                                                 ============   ============  ===============


     PER COMMON SHARE
        Income Before Cumulative Effect of Change
         in Accounting Principle
           Primary..............................................       $0.70          $2.69            $0.67
           Fully Diluted........................................       $0.70          $2.69            $0.67
        Cumulative After-Tax Effect on Prior Years of Change
         in Accounting Principle
           Primary..............................................      ($0.05)             -           ($0.04)
           Fully Diluted........................................      ($0.05)             -           ($0.04)
        Net Income
           Primary..............................................       $0.65          $2.69            $0.63
           Fully Diluted........................................       $0.65          $2.69            $0.63


     PRO FORMA COMBINED INCOME STATEMENT
     FOR THE YEAR ENDED DECEMBER 31, 1994
     (Dollars In Thousands, Except Per Share Data)

                                                                                                 PRO FORMA
                                                                                               MERIDIAN AND
                                                                                   UNITED         UNITED
                                                                   MERIDIAN       COUNTIES       COUNTIES
                                                                 ------------   ------------  ---------------
     Interest Income............................................    $985,040       $100,810       $1,085,850
     Interest Expense...........................................     372,624         34,580          407,204
                                                                 ------------   ------------  ---------------
     Net Interest Income........................................     612,416         66,230          678,646
                                                                 ------------   ------------  ---------------
     Provision for Possible Loan Losses.........................      28,086           (825)          27,261
     Non-Interest Income........................................     228,026          7,108          235,134
     Non-Interest Expenses......................................     579,668         39,333          619,001
                                                                 ------------   ------------  ---------------
     Income Before Income Taxes and Cumulative
        Effect of Change in Accounting Principle................     232,688         34,830          267,518
     Provision for Income Taxes.................................      70,600         11,038           81,638
                                                                 ------------   ------------  ---------------
     Income Before Cumulative Effect of Change in Accounting
        Principle...............................................     162,088         23,792          185,880

     Cumulative After-Tax Effect On Prior Years Of Change
       in Method of Accounting for Postemployment Benefits .....      (2,730)             -           (2,730)
                                                                 ------------   ------------  ---------------
     Net Income.................................................    $159,358        $23,792         $183,150
                                                                 ============   ============  ===============


     PER COMMON SHARE
        Income Before Cumulative Effect of Change
         in Accounting Principle
           Primary..............................................       $2.80          $11.12           $2.70
           Fully Diluted........................................       $2.80          $11.12           $2.70
        Cumulative After-Tax Effect on Prior Years of Change
         in Accounting Principle
           Primary..............................................      ($0.05)             -           ($0.04)
           Fully Diluted........................................      ($0.05)             -           ($0.04)
        Net Income
           Primary..............................................       $2.75          $11.12           $2.66
           Fully Diluted........................................       $2.75          $11.12           $2.66

     PRO FORMA COMBINED INCOME STATEMENT
     FOR THE YEAR ENDED DECEMBER 31, 1993
     (Dollars In Thousands, Except Per Share Data)

                                                                                                 PRO FORMA
                                                                                               MERIDIAN AND
                                                                                   UNITED         UNITED
                                                                   MERIDIAN       COUNTIES       COUNTIES
                                                                 ------------   ------------  ---------------
     Interest Income............................................    $961,690       $101,972       $1,063,662
     Interest Expense...........................................     344,398         33,399          377,797
                                                                 ------------   ------------  ---------------
     Net Interest Income........................................     617,292         68,573          685,865
                                                                 ------------   ------------  ---------------
     Provision for Possible Loan Losses.........................      58,781            175           58,956
     Non-Interest Income........................................     274,623          8,408          283,031
     Non-Interest Expenses......................................     623,526         40,946          664,472
                                                                 ------------   ------------  ---------------
     Income Before Income Taxes and Cumulative
        Effect of Change in Accounting Principle................     209,608         35,860          245,468
     Provision for Income Taxes.................................      59,068         11,667           70,735
                                                                 ------------   ------------  ---------------
     Income Before Cumulative Effect in Change in Accounting
        Principle................................................    150,540         24,193          174,733

     Cumulative After-Tax Effect on Prior Years of Change in
       Method of Accounting for Income Taxes....................       7,221           (579)           6,642
                                                                 ------------   ------------  ---------------
     Net Income.................................................    $157,761        $23,614         $181,375
                                                                 ============   ============  ===============


     PER COMMON SHARE
        Income Before Cumulative Effect of Change
         in Accounting Principle
           Primary..............................................       $2.61          $11.29           $2.55
           Fully Diluted........................................       $2.61          $11.29           $2.55
        Cumulative After-Tax Effect on Prior Years of Change
         in Accounting Principle
           Primary..............................................       $0.13         ($0.27)           $0.10
           Fully Diluted........................................       $0.13         ($0.27)           $0.10
        Net Income
           Primary..............................................       $2.74          $11.02           $2.65
           Fully Diluted........................................       $2.74          $11.02           $2.65


     PRO FORMA COMBINED INCOME STATEMENT
     FOR THE YEAR ENDED DECEMBER 31, 1992
     (Dollars In Thousands, Except Per Share Data)

                                                                                                 PRO FORMA
                                                                                               MERIDIAN AND
                                                                                   UNITED         UNITED
                                                                   MERIDIAN       COUNTIES       COUNTIES
                                                                 ------------   ------------  ---------------
     Interest Income............................................  $1,016,181       $108,053       $1,124,234
     Interest Expense...........................................     442,998         45,498          488,496
                                                                 ------------   ------------  ---------------
     Net Interest Income........................................     573,183         62,555          635,738
                                                                 ------------   ------------  ---------------
     Provision for Possible Loan Losses.........................      81,096          1,527           82,623
     Non-Interest Income........................................     233,613          9,774          243,387
     Non-Interest Expenses......................................     540,316         38,953          579,269
                                                                 ------------   ------------  ---------------
     Income Before Income Taxes and Cumulative Effect of
        Change in Accounting Principle..........................     185,384         31,849          217,233
     Provision for Income Taxes.................................      48,679         10,256           58,935
                                                                 ------------   ------------  ---------------
     Income Before Cumulative Effect of Change in Accounting
        Principle...............................................     136,705         21,593          158,298

     Cumulative After-Tax Effect on Prior Years of Change in
       Method of Accounting for Postretirement Benefits Other
       Than Pensions.............................................          -         (4,031)          (4,031)
                                                                 ------------   ------------  ---------------
     Net Income.................................................    $136,705        $17,562         $154,267
                                                                 ============   ============  ===============


     PER COMMON SHARE
        Income Before Cumulative Effect of Change
         in Accounting Principle
           Primary..............................................       $2.45          $9.96            $2.38
           Fully Diluted........................................       $2.44          $9.96            $2.38
        Cumulative After-Tax Effect on Prior Years of Change
         in Accounting Principle
           Primary..............................................           -         ($1.86)          ($0.06)
           Fully Diluted........................................           -         ($1.86)          ($0.06)
        Net Income
           Primary..............................................       $2.45          $8.10            $2.32
           Fully Diluted........................................       $2.44          $8.10            $2.32

     PRO FORMA CONSOLIDATED CAPITAL RATIOS
     AS OF MARCH 31, 1995


                                                                            PRO FORMA
                                                                          MERIDIAN AND
                                                              UNITED         UNITED
                     Ratio                    MERIDIAN       COUNTIES       COUNTIES
     -------------------------------------- ------------   ------------  ---------------
     Shareholders' Equity to Assets                8.15%         11.67%            8.50%

     Tangible Shareholders' Equity to Assets       7.35%         11.66%            7.77%

     Risk-Based Capital:
          Tier 1 Ratio                             9.32%         36.92%           10.43%
          Tier 2 Ratio                             3.48%          1.28%            3.39%
                                            ------------   ------------  ---------------
          Total Risk-Based Capital                12.80%         38.20%           13.82%

     Tier 1 Leverage Ratio                         7.52%         11.60%            7.93%

